SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2007

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Avenue of the Americas
New York, New York 10019
(Address and zip code of
principal executive offices)
Registrant's telephone number, including area code: (212) 634-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

New York Mortgage Trust Reports First Quarter 2006 Results

Item 2.02. Results of Operations and Financial Condition.

The information contained under Item 2.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) are being furnished by New York Mortgage Trust, Inc. (the “Company”) pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations or financial condition for the three months ended March 31, 2007.

On May 14, 2007, the Company issued a press release announcing its financial results for the three months ended March 31, 2007. A copy of the press release is furnished herewith as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01. Regulation FD Disclosure.

On May 15, 2007, the Company held a conference call to discuss the matters announced in its press release dated May 14, 2007, and as set forth in Exhibit 99.1 to this Current Report on Form 8-K. A transcript of the conference call is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.	The following exhibits are being furnished herewith this Current Report on Form 8-K.

99.1	Press Release dated May 14, 2007.
99.2	May 15, 2007 Conference Call Transcript.

[signature on following page]

New York Mortgage Trust Reports First Quarter 2006 Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: May 15, 2007	By:	/s/ Steven R. Mumma
Steven R. Mumma
Co-Chief Executive Officer, President and Chief Financial Officer

New York Mortgage Trust Reports First Quarter 2006 Results

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated May 14, 2007.
99.2	May 15, 2007 Conference Call Transcript.